UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2010 (October 5, 2010)

AdvanSource Biomaterials Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants

On July 21, 2010, AdvanSource Biomaterials Corporation (the “Company”) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (“McGladrey”) acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Company's independent registered public accounting firm (“Caturano”), and substantially all of the officers and employees of Caturano joined McGladrey.  As a result, Caturano resigned as the independent registered public accounting firm for the Company and McGladrey & Pullen LLP was appointed by the Company as its new independent registered public accounting firm on October 5, 2010.  The decision to engage McGladrey & Pullen, LLP was recommended by the audit committee of the board of directors.

The audit reports of Caturano on the financial statements of the Company for the fiscal years ended March 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified to the uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended March 31, 2010 and through October 5, 2010, there were: (i) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set for in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended March 31, 2010 and through October 5, 2010, the Company did not consult with McGladrey & Pullen, LLP on either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter dated October 7, 2010 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Description

16.1	Caturano and Company, Inc. letter to the Securities and Exchange Commission dated October 7, 2010.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 9.01, “Financial Statements and Exhibits,” of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____
Michael F. Adams
President & CEO

Dated:  October 7, 2010

EXHIBIT INDEX

Exhibit No.                      Description

16.1	Caturano and Company, Inc. letter to the Securities and Exchange Commission dated October 7, 2010.